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                               THE GABELLI
                               EQUITY TRUST INC.

Third Quarter Report
September 30,1999
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                                    [LOGO]
                               THE GABELLI
                               EQUITY TRUST INC.

            Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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Alabama          Alaska        Arizona        Arkansas      California  Colorado

Hawaii           Idaho         Illinois       Indiana       Iowa        Kansas

Massachusetts    Michigan      Minnesota      Mississippi   Missouri    Montana

New Mexico       New York      N. Carolina    N. Dakota     Ohio        Oklahoma

S. Dakota        Tennessee     Texas          Utah          Vermont     Virginia

Connecticut      Delaware      Florida        Georgia

Kentucky         Louisiana     Maine          Maryland

Nebraska         Nevada        New Hampshire  New Jersey

Oregon           Pennsylvania  Rhode Isl.     S. Carolina

West Virginia    Washington    Wisconsin      Wyoming

            Investment Objective:

            The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    This report is printed on recycled paper.

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To Our Shareholders,

      Through most of the third quarter of 1999, stocks were slowly sinking under the weight of a declining bond market, a tumbling dollar, and the prospect of more aggressive Federal Reserve monetary policy tightening. Technology stocks--the last bastion of strength in an otherwise weak market--finally cracked in the last two weeks of the quarter, sending virtually all market indices sharply lower.

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                                                               THE GABELLI
                                                               EQUITY TRUST INC.

Investment Performance

      For the third quarter ended September 30, 1999, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value (NAV) per share decreased 4.33% to $11.11, after adjusting for the $0.27 per share distribution on September 28, 1999. The Standard & Poor's 500 Index (S&P 500), the Value Line Composite Index and the Russell 2000 Index decreased 6.24%, 8.18% and 6.32%, respectively, over the same period. Each is an unmanaged indicator of stock market performance. Year to date, the Equity Trust is up 9.70%, versus 5.37%, 3.64% and 2.37% for the S&P 500, the Value Line Composite and the Russell 2000, respectively.

      For the twelve months concluded September 30, 1999, the Equity Trust appreciated 26.10% after adjusting for the $1.185 per share in distributions and the spin-off of the Gabelli Utility Trust. The S&P 500, the Value Line Composite and the Russell 2000 rose 27.79%, 22.44% and 19.07%, respectively, over the same twelve-month period.

      For the five year period ended September 30, 1999, the Equity Trust's return averaged 14.97% annually, compared to average annual returns of 25.03%, 15.73% and 12.39% for the S&P 500, the Value Line Composite and the Russell 2000. Total return includes adjustments of $7.50 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Utility Trust and the Gabelli Global Multimedia Trust.

      For the ten years ended September 30, 1999, the Equity Trust achieved a total return of 188.61%, including adjustments of $14.53 per share in distributions, which equates to an average annual return of 11.18%. This compares to 16.80%, 12.26% and 10.93% average annual returns over the same time period for the S&P 500, the Value Line Composite and the Russell 2000.

      Since its inception on August 21, 1986 through September 30, 1999, the Equity Trust has had a total return of 460.78%, including adjustments of $16.92 per share in distributions, which equates to an average annual return of 14.04%.

                   Average Annual Returns - September 30, 1999

                                            NAV Average       Average Annual
                                            Annual Return  Investment Return (a)
                                            -------------  ---------------------

1  Year ...................................      26.10%         26.77%
5  Year ...................................      14.97%         15.10%
10 Year....................................      11.18%         11.61%
Life of Fund (August 21, 1986).............      14.04%         13.56%

(a) Based on initial offering price of $10.00

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      The Equity Trust's common shares ended the quarter at $11.25 per share on the New York Stock Exchange, a decrease of 1.52% for the quarter. Year to date, the common shares are up 10.19%. For the twelve months ended September 30, 1999, the common shares are up 26.77%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.

Spin-off of The Gabelli Utility Trust

      At our Annual Meeting on May 17, 1999, the shareholders of The Gabelli Equity Trust overwhelmingly approved the spin-off of The Gabelli Utility Trust (the "Utility Trust"), a newly organized, non-diversified, closed-end management investment company which will seek long-term growth of capital and income by investing primarily in utility companies involved in the distribution of electricity, gas and water.

      We are pleased to announce that the spin-off was successfully completed on the distribution date of July 9, 1999. Each shareholder of the Equity Trust received one share of the Utility Trust for every ten Equity Trust common shares owned. The Utility Trust is listed on the New York Stock Exchange (NYSE) under the symbol "GUT" and began trading on a regular way basis on July 12, 1999. The initial net asset value of the Utility Trust was $7.50 per share.

      In addition to receiving a monthly dividend, we believe this transaction to be beneficial to you because it allows you to participate more directly in the on-going opportunities presented by deregulation and consolidation in the utility industry.

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What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 13 years at The Gabelli Equity Trust and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American


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food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

Too Much of a Good Thing?

      In the third quarter of 1999, the U.S. economy continued to barrel along at a pace that investors feared would lead to higher inflation. Paced by the long anticipated recovery in Japan, Asian economies are perking up. Coupled with prospects that European economies are gaining momentum, this has spawned concern that synchronized global growth would further increase inflationary pressure here at home. All of this positive global economic news was simply too much of a good thing for the U.S. bond market, which continued to slide.

      Long term, synchronized global growth is a blessing--we should all be thinking in terms of Gross World Product ("GWP") rather than Gross Domestic Product ("GDP"). However, in the short term it may put additional pressure on the Fed to press down on the monetary brakes. Investors should view this as a dose of cod liver oil--bitter medicine, but a tonic that will improve the long term health of the economy and the stock market. Unfortunately, "Mr. Market" often does not like to take his medicine and additional Fed interest rate hikes and higher bond yields are not likely to improve his mood. So, even though third quarter corporate earnings are likely to be quite strong, price/earnings ("P/E") multiples (a function of investor psychology and interest rates) may continue to contract, sending stocks even lower. The good news in this scenario would be the return of Ben Graham's "margin of safety" to the market.

      If the domestic economy begins to decelerate in the fourth quarter and the Fed declares a monetary cease-fire, "Mr. Market" may be in a better mood. Although P/E multiples are not likely to expand, they may stabilize, allowing earnings to rally stocks. However, with equity valuations still at relatively lofty levels, advances will engender additional speculative risks.

The Dollar in Limbo--How Low Can It Go?

      As we write, the dollar has hit a four-year low against the yen. This is another good news/bad news situation. A cheaper dollar benefits U.S. exporters and ultimately would help reduce trade deficits, which have been running at extraordinarily high levels. It also bolsters dollar denominated earnings from the international operations of U.S. companies. However, over the short term, it actually increases dollar calculated trade deficits. Perhaps most importantly, a lower dollar is potentially inflationary, because the prices of imported products that U.S. consumers treasure will move higher. If the American consumer is willing to pay these higher prices for Toyota cars and trucks, Sony big screen televisions, and Sega video games, it will soon be reflected in the Consumer Price Index ("CPI"). This leads us to another important question...


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Will Fatigue Hit the American Consumer?

      High employment and the "wealth effect" of a rising housing and stock market have buoyed consumer confidence. Discretionary income has risen as a result of depressed energy prices, low mortgage rates, and rising wages. If the domestic economy does slow down, consumers may become more concerned about job security. When investors receive third quarter statements from their brokers, money managers and mutual funds, they will realize that their net worth has been trimmed. Americans are paying more at the pump for gasoline and their home heating bills will be significantly higher this winter. Variable rate mortgage payments will increase and new fixed rate mortgages are higher. So, consumers will not be able to raise spending money by leveraging real estate assets--no more "take the home mortgage from $100,000 to $150,000 with the same monthly payments and pocket the difference". As aforementioned, the prices for imported goods are increasing. Will all this be enough to cause the American consumer to tighten the purse strings? Or, will a significant tax cut--the Republicans are running on the "3 Fs" (Faith, Finances, and Family)--embolden the American consumer and keep the economic wheels moving here and abroad?

Deals, Deals, Deals--A Value Investors' Best Friend

      We have discussed some of the issues likely to impact the economy and the stock market over the short term. Being investors, not clairvoyants, we have not come to any rock solid conclusions. One thing we are much more certain about that is ongoing, and perhaps accelerating, is global consolidation. As economic borders continue to be eliminated and regulatory barriers fall, bigger is better. Companies that can extend their franchises and lower their costs will be the ultimate winners in the global economic village.

      Contrary to popular opinion, the future elimination of pooling of interest accounting in mergers is not going to slow what we have coined "The Third Great Wave of Takeovers". In fact, it will accelerate the process over the next year as deals get done ahead of the accounting rules changes. Beyond 2001, different accounting rules will be no match for the powerful economic forces that are driving global consolidation. Wall Street will learn to value companies based on free cash flow-earnings before interest, taxes, depreciation, and amortization (or EBITDA) minus capital expenditures. This method is already the valuation standard for several of the industries we have followed for years, including broadcasting and cable television. Free cash flow is what any savvy business buyer looks at when evaluating an acquisition in any industry. As more deals get done in a wider range of industries, corporate managements will wean Wall Street analysts and investors from net earnings oriented valuation (price/earnings ratios) and lead them to understand that free cash flow is the best barometer of the value of a business.

This Quarter's Scorecard

      Wireless stocks performed well this quarter as several deals in the industry helped surface value. Omnipoint, Nextel, and Vodafone AirTouch made it to the first page of our performance list. The Federal Communications Commission's ("FCC") decision to allow broadcasters to own two television stations in the same market focused investor attention on small group broadcasters such as Chris-Craft Industries, which delivered attractive returns. Gold stocks such as Newmont Mining, and Placer Dome glittered this quarter as gold prices moved higher. Gaming industry holdings Park Place Entertainment and Aztar also came up winners.

      In general, cyclical companies struggled as investors feared that additional Fed tightening would take the starch out of the economy. Portfolio disappointments included auto parts manufacturers Modine, Federal-Mogul,


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and Borg-Warner, and aerospace component companies Crane, Curtiss-Wright,
Fairchild, GenCorp, and Precision Castparts. Based on valuations relative to earnings power through the economic cycle, we believe these cyclicals as well as other companies in the portfolio are outstanding values.

Viacom and CBS--Dan Rather, Meet The Rugrats

      We are not likely to see cartoon characters on the CBS Evening News, but there is a great deal of synergy in the new Viacom/CBS. The combined company joins Time Warner, News Corp., and Disney in the pantheon of fully integrated media companies. They have content--Paramount Pictures, CBS' programming assets, and Simon & Schuster publishing--and distribution--the CBS Television Network, CBS Radio, Viacom's thriving cable networks (MTV, VH-1, and Nickelodeon), and CBS' huge outdoor advertising (billboard) business. Any advertiser looking to reach any demographic consumer segment will not have to go anywhere else. This "one stop shopping" feature for advertisers, the complete vertical integration of the company, and the ability to cross-market its own products should enhance revenues and drive down costs. In addition, CBS' Mel Karmazin is a worthy heir apparent to Viacom's energetic Chairman Sumner Redstone, thus diluting Wall Street's concern regarding the management succession question at Viacom. Both CBS' and Viacom's stock prices moved higher on the announcement of the merger, an indication that Wall Street understands that one plus one equals more than two in this combined company.

Broadcast News

      The FCC's August 1999 decision to allow duopolies--ownership of two television stations in the same market--should accelerate consolidation in the broadcast industry. Any broadcaster with a station in the top fifty markets will likely be entertaining overtures from the likes of NBC (owned by General Electric), ABC (owned by Disney), the new CBS/Viacom, and larger independent broadcasters, such as Tribune. NBC has already purchased a 32% position in Paxson Communications. We expect to see portfolio holdings such as Young Broadcasting, United Television, Granite Broadcasting, and Chris-Craft Industries receive a lot of attention in the months ahead.

Wireless Works

      About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for wireless spectrum and enhances the value of wireless assets.

      Toward the end of this quarter, we celebrated a blessed event. Telephone & Data Systems, one of our larger holdings, sold its personal communications services ("PCS") business Aerial Communications to VoiceStream Wireless. Although we like the investment prospects for PCS, TDS obtained a premium price for this business, and in the process of eliminating an asset that demanded considerable capital expenditures, improved its net earnings outlook. TDS stock made a move upward in the midst of the market declines during the last two weeks of September. In addition, this transaction should help to surface value in our other wireless communications holdings.


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Gas, Electric and Water...

      Deregulation and impending competition in the electric and gas utilities industry has spawned a wave of consolidation. Cost cutting is a must and the single quickest way to cut costs is by merging with other utility companies, realizing economies of scale, saving money on plant and equipment, and eliminating duplicate corporate functions. Due to high costs and increasing concern over water quality, water companies have also become takeover targets. We have seen twenty-one transactions in the utilities industry from June 1 to September 30. This is not just a domestic phenomenon. Two large British utilities acquired American electric/gas utilities and the French, who brought us Perrier and Evian bottled water, are buying municipal water facilities in America.

      The "bigger is better" argument makes sense for utilities. Many electric utilities own, or are anxious to acquire, gas companies in order to be full service energy providers. Buying a gas company that overlaps the electric utility's service territory is particularly attractive to the electric companies because even more costs can be cut.

      Our conclusion is that the once dull utility stocks are becoming much more exciting. Our strategy is to own shares in fundamentally sound, reasonably valued mid-cap and small cap utilities and then wait for the buyers to come calling. Current utility holdings include Eastern Enterprises, Florida Progress, El Paso Electric, and St. Joseph Light & Power. We will most likely be adding more utility names to the portfolio in the quarters ahead.

International Segment

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the recently launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      Perhaps the most important sign from the performance of international markets in the third quarter is that many had positive returns in the absence of U.S. market leadership. Apart from the Nasdaq Composite Index, other indices that measure the U.S. equity market's performance declined by about 6.5%. We believe that there are indications that overseas equity markets may begin to outperform the U.S. market after lagging for many years. This belief is based on our positive outlook for Europe and Japan and not due to a bearish view of the U.S. market.

      The baton of leadership in economic growth is probably in the process of being passed from the U.S. to Europe and Japan. After suffering from very sluggish economic growth, Japan and Europe appear to be making a comeback. Recent economic news from Germany (the largest economy in Europe) and Italy suggest that growth is accelerating. These two countries have been trailing the Euroland pack in terms of economic activity.

      In Japan, the government authorities remain determined to keep in place the conditions necessary for the slow recovery that Japan is experiencing. Stronger growth in Europe and Japan should lead to improved corporate earnings.

      We believe that monetary conditions also favor international markets. This belief is based upon the situations of the major economic blocks in relation to the economic cycle. The U.S. is experiencing higher interest rates as the Federal Reserve attempts to cool the economy. In Japan, by contrast, the Bank of Japan remains committed to a zero interest rate policy. In Euroland, short term interest rates are 2.5% but are likely to rise in the near future to a more normal level nearer to 3.5%.


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      We believe the investment case for Europe and Japan is primarily based upon what companies themselves are doing and is not dependent upon government action. In Europe, there are many examples of companies restructuring, cutting costs, focusing on core activities and attempting to create scale in their particular activity.

      Let's take a look at France. The French have decided to create "National Champions". BNP bought Paribas to extend its national reach in the banking industry. TotalFina has agreed to buy Elf Acquitaine to form the world's fourth largest oil company, and Sanofi has merged with Synthelabo resulting in a world class pharmaceutical company. Most recently, Carrefour and Promodes have agreed to merge to become the world's second largest retailer behind Wal-Mart. What's next? Renault is likely to get together with Peugeot. These French companies will next look for opportunities outside France in a bid to become European champions. TotalFina is already making eyes towards ENI, the Italian state-controlled energy concern, and Seita, the French tobacco firm, is set to merge with Tabacalera of Spain.

      We anticipate that merger and acquisition activity will remain at a high level in Europe, which will underpin markets. European companies now understand that national governments will not protect them from a hostile bid but a high share price will.

      In Japan, more sectors of the economy are restructuring. In the last quarter, the world's largest bank was created when Industrial Bank of Japan, DKB and Fuji Bank agreed to merge. We expect further restructuring to occur among institutions operating in Japan's financial industry. Most of the Fund's top performing international holdings during the past quarter were Japanese stocks. These included Obic, a software company specializing in small companies, Japan Telecom and Tokyo Broadcasting Systems. Among European holdings, the Fund's winners included Vodafone AirTouch, NRJ (the French radio station operator) and Swatch (the Swiss watch company).

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $134.625 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations, which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

BCE Inc. (BCE - $49.8125 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $67.1875 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $51.00 - NYSE), Teleglobe (TGO - $15.44 - NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.


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Chris-Craft Industries Inc. (CCN - $56.125 - NYSE), through its 80% ownership of
BHC Communications (BHC - $139.50 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 59% of United Television (UTVI - $112.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television recently completed the purchase of WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI also acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1998. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

Ferro Corp. (FOE - $21.3125 - NYSE), based in Cleveland, is a global specialty chemical manufacturer. The company is a leading producer of frits, powder coatings, polymer additives and plastic compounds. New CEO Hector Ortino is positioning Ferro to be a premier specialty chemical provider by focusing on profitable growth and shareholder value. The company's new strategy of using mature, cash generating businesses in the portfolio to finance investments in "springboard" businesses should help to accelerate earnings per share growth.

Greif Bros. Corp. (GBCOA - $28.25 - Nasdaq; GBCOB - $29.875 - Nasdaq), founded in 1877, is a proven leader in industrial packagings, manufacturing fiber, steel, plastic drums, IBC's, multiwall bags, corrugated boxes and specialty products. The company is fully integrated, from its 305,000 acres of timberlands to corrugated sheet and box operations, including both virgin and recycled paper mills. Management is striving to become a packaging solutions supplier for major companies. Earlier this year, Greif obtained a 49% interest in a French fiber drum business. Greif also expects to repurchase 400,000 shares of its stock during fiscal 1999.

Media General Inc. (MEG'A - $51.25 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of nearly 250,000. Media General also operates thirteen network television stations in Southeastern markets, including Tampa and Jacksonville, Florida. The relaxation of broadcast station ownership restrictions provided by the Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company produces newsprint from recycled newspapers at its Garden State Paper Co. In April, MEG'A announced the sale of its Virginia cable franchises to Cox Communications for $1.4 billion. In June, MEG'A sold its equity interest in the Denver Post to Media News Group and redeemed its preferred stock for a total of $92 million.

Navistar International Corp. (NAV - $46.50 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(R) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90


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dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corp.

Telephone & Data Systems Inc. (TDS - $88.8125 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $68.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $27.125 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $61.72 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

Viacom Inc. (VIA'A - $43.25 - AMEX; VIA'B - $42.25 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The additions of Paramount Communications, Blockbuster Entertainment (acquired in 1994), and publisher Simon & Schuster make Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Watts Industries Inc. (WTS - $21.75 - NYSE), based in North Andover, Massachusetts, makes valves for the plumbing, heating and water quality, industrial, steam, oil and gas markets. In December 1998, the company announced plans to spin off its Circor International industrial oil and gas unit to shareholders. The spin-off was completed on October 6, 1999. Watts shareholders received one Circor share valued at $10.625 per share for every two Watts shares. Accordingly, the price of Watts was reduced by $5.3125 per share to reflect the spin-off. Watts will now focus on its existing plumbing and heating and water quality businesses.

Daily NAVs Now Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Equity Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGABX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolios. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

Common Stock 10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on September 28, 1999. The next distribution is scheduled for December 1999.

7.25% Tax Advantaged Cumulative Preferred Stock - Dividends

      The Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on September 28, 1999 of $0.453125 per share. The next distribution is scheduled for December 1999.

In Conclusion

      The short term outlook for the market is, as always, uncertain. Investor psychology seems to have reversed itself. Last year, investors shrugged off bad news--anemic earnings, international economic turmoil, and big losses from highly leveraged hedge funds. This year, good news--a strong U.S. economy, good earnings, and the prospect for synchronized global growth--has investors worried. Mr. Market will eventually sort all this out. In the interim, we will continue to focus on good companies trading at discounted prices. In his currently glum mood, Mr. Market may remain ambivalent to value. This will only increase the appetite of business buyers aggressively looking for bargains.

                                          Sincerely,


                                          /s/ Mario J. Gabelli

                                          Mario J. Gabelli
                                          President and Chief Investment Officer

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

Chris-Craft Industries Inc.
Telephone & Data Systems Inc.
Cablevision Systems Corp.
Viacom Inc.
United Television Inc.
Time Warner Inc.
BCE Inc.
American Express Co.
Navistar International Corp.
Media General Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                        Quarter Ended September 30, 1999
                                   (Unaudited)

                                                                   Ownership at
                                                                   September 30,
                                                     Shares            1999
                                                     ------        -------------
NET PURCHASES
 Common Stocks
AGL Resources Inc. ...................               30,000             70,000
Allstate Corp. .......................               17,000             42,000
Alltel Corp. (a) .....................               28,140             68,140
American General Corp. ...............                8,000              8,000
American Home Products Corp. .........               47,000             47,000
Archer-Daniels-Midland Co. (b) .......               40,000            725,000
Arvin Industries Inc. ................                2,000             52,000
Asatsu-DK Inc. .......................                5,000             25,000
AT&T Canada Inc. .....................                2,000              2,000
Avex Inc. (c) ........................                2,250              2,250
Bank of Ireland (d) ..................               42,000             84,000
Bank One Corp. .......................               45,000             45,000
Bell Atlantic Corp. ..................                5,000             27,000
Bestfoods Inc. .......................                2,000             32,000
BF Goodrich Co. (1) ..................               12,208                 --
Burlington Resources Inc. ............               15,000            110,000
Cable & Wireless plc, Sponsored
  ADR ................................                5,500             85,000
CANAL +, Sponsored ADR (e) ...........              120,000            160,000
Centros Comerciales Continente SA ....               20,000             20,000
Church & Dwight Co. Inc. (d) .........                3,000             58,000
Cilcorp Inc. .........................               50,000             50,000
Compaq Computer Corp. ................               55,000             55,000
Conoco Inc. Cl. A ....................               40,000             40,000
Corn Products International Inc. .....                3,000             53,250
Corus Entertainment Inc. Cl. B (f) ...               16,666             16,666
Crane Co. ............................                5,000            145,000
Cresco Ltd. ..........................                2,000              2,000
Delhaize America Inc. (g) ............               50,000             50,000
Delphi Automotive Systems Corp. ......                5,000             80,001
Devon Energy Corp. (h) ...............               85,000             85,000
Dexter Corp. .........................                3,000             50,000
Eastman Kodak Co. ....................                9,000              9,000
EchoStar Communications Corp.
  Cl. A ..............................               14,000             14,000
ELF Aquitaine SA .....................                2,000              2,000
Federal-Mogul Corp. ..................                3,000              3,000
First Union Corp. ....................                5,000             25,000
Florida Progress Corp. ...............              100,000            100,000
Ford Motor Co. .......................               12,000             12,000
Fort James Corp. .....................               25,000             25,000
Fox Entertainment Group Inc. .........                5,000             25,000
Fujitsu Ltd. .........................               30,000             30,000
General Motors Corp. .................                7,000            195,000
General Motors Corp., Cl. h ..........               10,000             20,000
Granada Group plc (d) ................              100,000            200,000
Hannaford Bros. Co. ..................               17,000             17,000
Harcourt General Inc. ................                5,000             55,000
Imasco Ltd. ..........................              100,000            100,000
Jafco Co. Ltd. .......................                5,000             12,000
Japan Lifeline Co. Ltd. ..............               10,000             10,000
K N Energy Inc. ......................               40,000             40,000
Kellogg Co. ..........................               15,000            130,000
Kmart Corp. ..........................               50,000             50,000
Mark IV Industries Inc. ..............               10,000            200,000
McKesson HBOC Inc. ...................               15,000             15,000
Merrill Lynch & Co. ..................                7,000             57,000
Nalco Chemical Co. ...................              190,000            210,000
Nashua Corp. .........................               58,500             58,500
Nielsen Media Research ...............               40,000             40,000
Nikko Securities Co. Ltd. ............               47,000             47,000
Nissin Co. Ltd. ......................                4,000              4,000
NTT Mobile Communication
  Network Inc. .......................                   25                 25
Nucor Corp. ..........................                8,000              8,000
Obic Co. Ltd. (i) ....................                1,000              6,000
Park-Ohio Holding Corp. ..............                3,000             58,715
Pepsi Bottling Group Inc. ............               43,000             50,000
PepsiCo Inc. .........................               29,000            379,000
Pfizer Inc. (j) ......................               30,000             45,000
Philip Morris Companies Inc. .........               14,000             14,000
Providian Financial Corp. ............               10,000             10,000
Pulitzer Inc. ........................                5,000             25,000
Republic New York Corp. ..............                5,000              5,000
Reynolds Metals Co. ..................               10,000             10,000
Seagate Technology Inc. ..............               30,000             30,000
Secom Co. Ltd. (k) ...................                6,000              6,000
Secom Co. Ltd. New Shares (k) ........                6,000              6,000
Shohkoh Fund & Co. Ltd. ..............                  450                450
Sony Corp. ...........................                7,000              7,000
Square Co. Ltd. ......................                8,000              8,000
SRL Inc. .............................               20,000             20,000
Sumisho Computer Systems Corp. .......                6,000              6,000
Telefonica SA (j) ....................               38,640             57,960
Telefonica SA, Sponsored ADR (j) .....               95,880            143,820
THK Co., Ltd. ........................               20,500             45,000
Travelers Property Casualty Corp.,
  Cl. A ..............................               12,000             42,000
Tribune Co. (d) ......................               17,000             34,000
Union Planters Corp. .................               10,000             10,000
UnitedGlobalCom Inc. .................                1,000              4,000
United Television Inc. ...............                2,700            250,309
UnumProvident Corp. ..................               15,000             15,000
US West Inc. .........................               20,000             27,000
Vulcan Materials Co. .................               17,000             17,000
Walt Disney Co. ......................               35,000            125,000
Waste Management Inc. ................               80,000             80,000
  Corporate Bonds
Standard Motor Products Inc.,
  6.75% due 07/15/09 .................            1,250,000          1,250,000

                          THE GABELLI EQUITY TRUST INC.
                        PORTFOLIO CHANGES -- (Continued)
                        Quarter Ended September 30, 1999
                                   (Unaudited)

                                                                   Ownership at
                                                                   September 30,
                                                     Shares            1999
                                                     ------        -------------
NET SALES
  Common Stocks
3Com Corp. ...........................               (4,000)            30,000
Aliant Inc. (a) ......................              (42,000)                --
American Bankers Insurance
  Group Inc. .........................             (150,000)                --
American Express Co. .................              (35,000)           163,000
AT&T Corp. ...........................              (50,000)           210,000
AutoNation Inc. ......................              (10,000)           340,000
Avondale Industries Inc. .............               (8,000)                --
Banca Commerciale Italiana ...........              (73,000)                --
Banco Santander Central Hispano SA,
  Sponsored ADR ......................              (80,000)            90,000
Barrick Gold Corp. ...................              (13,500)                --
BCE Inc. .............................               (5,000)           510,000
BF Goodrich Co. (1) ..................              (12,208)                --
Block (H&R) Inc. .....................               (2,000)           108,000
Cablevision Systems Corp., Cl. A .....               (3,000)           569,000
Cendant Corp. ........................              (52,016)           102,984
CenturyTel Inc. ......................             (202,600)            52,400
CGU plc ..............................              (45,342)                --
Checkfree Holdings Corp.  ............               (3,000)             7,000
Coltec Industries Inc. (l) ...........             (169,800)                --
COMSAT Corp., Series 1................              (82,335)            67,665
Convergys Corp. ......................              (13,000)             5,000
Deere & Co. ..........................              (20,000)           320,000
Ericsson (L.M.) Telephone Co. ........              (28,500)                --
Fairchild Corp., Cl. A ...............               (5,000)           125,000
Food Lion Inc., Cl. A (h) ............             (160,000)                --
Fortune Brands Inc. ..................              (20,000)           110,000
Gabelli Utility Trust ................              (10,000)                --
Global Telesystems Group Inc. (d) ....               (1,000)                --
Grupo Televisa SA, GDR ...............               (5,000)           220,000
Gucci Group NV .......................              (10,000)                --
Harley Davidson Inc. .................               (2,000)            50,000
IDEX Corp. ...........................              (40,500)           299,500
Kadokawa Shoten Publishing Co. Ltd. ..               (4,800)                --
Kanamoto Co. Ltd. ....................              (49,000)                --
Kyorin Pharmaceutical Co. Ltd. .......              (21,000)                --
Liberty Media Group Cl. A ............               (5,000)           443,448
Lockheed Martin Corp. ................              (17,000)            10,000
Loewen Group Inc. ....................             (160,000)            40,000
Lyondell Chemical Co. ................               (5,000)            50,000
Matsushita Electric Industrial Co.
   Ltd., ORD .........................              (58,000)                --
Mattel Inc. ..........................              (10,000)            40,000
MediaOne Group Inc. ..................               (5,000)           240,000
Mizuno Corp. .........................              (87,000)                --
New York Times Co., Cl. A ............               (5,000)           165,000
Northrop Grumman Corp. ...............               (5,000)            60,000
Oerlikon-Buhrle Holding AG ...........               (9,000)                --
Orogen Minerals Ltd. .................             (525,000)                --
Park Place Entertainment Corp. .......              (40,000)           460,000
PennzEnergy Co. (g) ..................             (250,000)                --
Pennzoil-Quaker State Inc. ...........              (25,000)           100,000
Pittway Corp. ........................               (2,000)           408,000
Pittway Corp., Cl. A .................              (45,000)            70,000
Placer Dome Inc. .....................              (27,000)            20,000
Precision Castparts Corp. ............               (3,000)            20,000
RCN Corp. ............................               (3,000)           237,000
Rental Services Corp. ................             (136,300)                --
Rohm and Haas Co. ....................              (24,001)            40,000
SCOR SA ..............................              (20,000)                --
Seagram Co. Ltd. .....................               (5,000)           120,000
Sekisui House Ltd. ...................              (72,500)                --
Sequa Corp., Cl. A ...................                 (500)            84,500
Simsmetal Ltd. .......................             (146,770)                --
Sprint Corp. .........................              (45,000)           355,000
St. Joe Co. ..........................               (2,000)           253,000
Swisscom AG ..........................               (1,800)                --
Telecom Italia SpA ...................             (150,000)           400,040
Telephone and Data Systems Inc. ......              (15,000)           500,000
Tenneco Inc. .........................              (10,000)           530,000
Time Warner Inc. .....................              (13,000)           455,000
Toyo Seikan Kaisha Ltd. ..............              (40,000)                --
Tyco International Ltd. ..............             (105,000)           155,000

----------
(a)   Merger - 0.67 shares of Alltel Corp. for every 1 share of Aliant Inc.
(b)   5% stock dividend
(c)   3 for 2 stock split
(d)   2 for 1 stock split
(e)   4 for 1 stock split
(f) Spinoff - 1 share of Corus Entertainment Inc. Cl. B for every 3 shares of Shaw Communications Inc., Cl. B, Conv.
(g) Merger - 0.33 shares of Delhaize America Inc. for every 1 share of Food Lion Inc., Cl. A
(h) Merger - 0.4475 shares of Devon Energy Corp. for every 1 share of PennzEnergy Co.
(i)   6 for 5 stock split
(j)   3 for 1 stock split
(k) Spinoff - 1 share of Secom Co. Ltd. New Shares Cl. B for every 1 share of Secom Co. Ltd.
(l) Merger - 0.56 shares of BF Goodrich Co. for every 1 share of Coltec Industries Inc.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         September 30, 1999 (Unaudited)

                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----
            COMMON STOCKS -- 97.2%

            Telecommunications -- 11.7%
    16,670  Aliant Inc.+ ....................................    $      249,500
     5,000  Allegiance Telecom Inc.+ ........................           263,125
    68,140  Alltel Corp. ....................................         4,795,352
   210,000  AT&T Corp. ......................................         9,135,000
     2,000  AT&T Canada Inc.+ ...............................           125,625
   510,000  BCE Inc. ........................................        25,404,375
    52,500  BCT.Telus Communications Inc. ...................         1,094,717
    12,750  BCT.Telus Communications Inc.,
              Sponsored ADR .................................           265,860
     4,250  BCT.Telus Communications Inc. Cl. A .............            87,463
    17,500  BCT.Telus Communications Inc. Cl. A,
              Sponsored ADR .................................           360,144
    95,000  Cable & Wireless plc ............................         1,033,794
    85,000  Cable & Wireless plc, Sponsored ADR .............         2,815,625
    55,000  Cable & Wireless HKT Ltd. .......................         1,196,250
 2,448,000  Cable & Wireless Jamaica Ltd. ...................            86,079
    30,000  Cincinnati Bell Inc. ............................           583,125
   255,466  Commonwealth Telephone Enterprises,
              Inc.+ .........................................        11,240,504
    20,000  Commonwealth Telephone Enterprises,
              Inc. Cl. B+ ...................................           868,750
    35,000  Compania de Telecomunicaciones
              de Chile SA, Sponsored ADR ....................           632,187
   167,000  Embratel Participacoes SA+ ......................         1,910,062
   265,000  GTE Corp. .......................................        20,371,875
        38  Japan Telecom Co. Ltd. ..........................           889,388
    10,000  Motorola Inc. ...................................           880,000
       150  Nippon Telegraph and Telephone Corp. ............         1,839,629
   237,000  RCN Corporation .................................         9,717,000
    29,655  Rogers Communications Inc., Cl. B+ ..............           501,345
   150,000  Rogers Communications Inc., Cl. B+,
              Sponsored ADR .................................         2,521,875
     5,000  SBC Communications Inc. .........................           255,312
   355,000  Sprint Corp. ....................................        19,258,750
    33,400  Tele Centro Sul Participacoes SA+ ...............         1,853,700
   167,000  Tele Norte Leste Participacoes SA+ ..............         2,588,500
     8,000  Telecom Argentina - Stet France
              Telecom S.A., Sponsored ADR ...................           213,500
   400,040  Telecom Italia SpA ..............................         3,474,059
   151,500  Telecom Italia SpA, Sponsored ADR ...............        13,057,406
   167,000  Telecomunicacoes Brasileiras SA (Telebras),
              Sponsored ADR .................................             5,219
     8,000  Telefonica de Argentina SA, ADR, Cl. B ..........           211,000
    57,960  Telefonica SA ...................................           927,109
   143,820  Telefonica SA, Sponsored ADR ....................         6,903,360
    18,000  Telefonos De Mexico SA, Cl. L, ADR ..............         1,282,500
   167,000  Telesp Participacoes SA .........................         2,630,250
    90,000  Telstra Corp. Ltd.+ .............................           466,573
    27,000  U.S. West  Inc. .................................         1,540,687
                                                                 --------------
                                                                    153,536,574
                                                                 --------------
            Equipment and Supplies -- 8.4%
    90,000  AMETEK Inc. .....................................         1,783,125
   195,000  Ampco-Pittsburgh Corp. ..........................         2,632,500
   143,000  Amphenol Corp., Cl. A+ ..........................         7,087,437
     3,000  Case Corp. ......................................           149,437
    10,000  Caterpillar Inc. ................................           548,125
   107,000  CLARCOR Inc. ....................................         1,798,937
   320,000  Deere & Co. .....................................        12,380,000
   252,000  Donaldson Co. Inc. ..............................         5,843,250
   100,000  Flowserve Corp. .................................         1,662,500
     6,500  Franklin Electric Co. ...........................           429,000
   105,000  Gerber Scientific Inc. ..........................         2,349,375
   250,000  Hussmann International, Inc. ....................         4,250,000
   299,500  IDEX Corp. ......................................         8,479,594
    50,000  Lufkin Industries Inc. ..........................           762,500
     1,000  Manitowoc Co. Inc. ..............................            34,125
   200,000  Mark IV Industries Inc. .........................         3,950,000
   445,000  Navistar International Corp.+ ...................        20,692,500
    20,000  PACCAR Inc. .....................................         1,017,500
    20,000  Parker-Hannifin Corp. ...........................           896,250
   408,000  Pittway Corp. ...................................        11,526,000
    70,000  Pittway Corp., Cl. A ............................         2,205,000
    84,500  Sequa Corp., Cl. A+ .............................         5,323,500
    75,000  Sequa Corp., Cl. B+ .............................         4,950,000
   168,000  SPS Technologies Inc.+ ..........................         6,373,500
    45,000  THK Co., Ltd. ...................................         1,322,848
   100,000  Watts Industries Inc., Cl. A ....................         2,175,000
                                                                 --------------
                                                                    110,622,003
                                                                 --------------
            Entertainment -- 8.4%
   105,768  Ascent Entertainment Group Inc. ................          1,454,310
     2,250  Avex Inc. .......................................           417,076
   160,000  CANAL +, Sponsored ADR ..........................         1,682,474
    12,000  Daiichi Kosho Co. Ltd. ..........................           505,547
   188,288  EMI Group plc ...................................         1,376,304
   118,000  EMI Group plc, Sponsored ADR ....................         1,711,000

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1999 (Unaudited)

                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----

            COMMON STOCKS  (Continued)

            Entertainment (Continued)
    25,000  Fox Entertainment Group Inc. ....................    $      528,125
    75,000  GC Companies Inc.+ ..............................         2,250,000
     3,000  King World Productions Inc. .....................           112,500
   443,448  Liberty Media Group Cl. A+ ......................        16,463,007
   455,000  Time Warner Inc. ................................        27,641,250
    65,000  Todd-AO Corp., Cl. A ............................           975,000
   300,000  USA Networks, Inc.+ .............................        11,625,000
   950,000  Viacom Inc., Cl. A+ .............................        41,087,500
   125,000  Walt Disney Co. .................................         3,234,375
                                                                 --------------
                                                                    111,063,468
                                                                 --------------
            Broadcasting -- 8.1%
    50,000  Ackerley Group Inc. .............................           615,625
    22,700  Audiofina .......................................         1,147,527
   357,073  Chris-Craft Industries Inc.+ ....................        20,040,722
   575,629  Chris-Craft Industries Inc. Cl. B+ (a) ..........        32,307,178
    16,666  Corus Entertainment Inc. Cl. B+ .................           269,282
   200,000  Granada Group plc+ ..............................         1,713,797
    37,500  Gray Communications Systems Inc. ................           646,875
   220,000  Grupo Televisa SA, GDR+ .........................         8,786,250
   140,000  Liberty Corp. ...................................         6,492,500
     3,750  NRJ SA ..........................................         1,017,689
    10,500  Pathe SA ........................................         1,085,056
   120,000  Paxson Communications Corp. Cl. A ...............         1,470,000
   125,000  Publishing & Broadcasting Ltd. ..................           746,583
   100,000  Television Broadcasting Ltd. ORD ................           427,400
    70,000  Tokyo Broadcasting System Inc. ..................         1,405,701
   250,309  United Television Inc. ..........................        28,222,340
                                                                 --------------
                                                                    106,394,525
                                                                 --------------

            Wireless Communications -- 8.1%
    21,000  Aerial Commications Inc.+ .......................           569,625
   133,000  Associated Group Inc., Cl. A+ ...................         8,046,500
   133,000  Associated Group Inc., Cl. B+ ...................         8,054,812
    27,000  Bell Atlantic Corp. .............................         1,817,437
    52,400  CenturyTel Inc. .................................         2,128,750
    67,665  COMSAT Corp., Series 1 .........................          2,004,576
    14,000  EchoStar Communications Corp. Cl. A+ ............         1,271,375
   100,000  Loral Space & Communications Ltd. ...............         1,718,750
    10,000  NEXTEL Communications Inc., Cl. A+ ..............           678,125
        25  NTT Mobile Communication Network Inc. ...........           491,504
    10,000  Omnipoint Corp.+ ................................           558,750
   250,000  Securicor Group plc ORD .........................         2,467,391
   110,000  Sprint Corp. (PCS Group) ........................         8,201,875
   340,000  TCI Satellite Entertainment Inc., Cl. A+ ........         1,360,000
    16,700  Tele Celular Sul Participacoes SA ...............           316,256
    55,666  Tele Centro Oeste Celular Participacoes SA+ .....           184,394
     3,340  Tele Leste Celular Participacoes SA .............           105,627
     8,350  Tele Nordeste Celular Participacoes SA ..........           189,962
     3,340  Tele Norte Celular Participacoes SA+ ............            95,190
    33,400  Tele Sudeste Celular Participacoes SA+ ..........           718,100
 1,360,000  Telecom Italia Mobile SPA .......................         8,452,698
     8,350  Telemig Celular Participacoes SA+ ...............           246,325
   500,000  Telephone and Data Systems Inc. .................        44,406,250
    66,800  Telesp Celular Participacoes SA+ ................         1,745,150
    32,500  Vodafone Airtouch plc, Sponsored ADR ............         7,726,875
   115,813  Vodafone Group plc ORD ..........................         2,741,732
                                                                 --------------
                                                                    106,298,029
                                                                 --------------

            Financial Services -- 7.2%
   163,000  American Express Co. (d) ........................        21,943,875
    30,000  Argonaut Group, Inc. ............................           753,750
    90,000  Banco Santander Central Hispano SA,
              Sponsored ADR .................................           928,125
   300,000  Bankgesellschaft Berlin AG ......................         5,315,928
    84,000  Bank of Ireland .................................           683,887
    56,000  Bank of Scotland ................................           667,937
    45,000  Bank One Corp. ..................................         1,566,562
       260  Berkshire Hathaway Inc., Cl. A+ .................        14,300,000
    10,000  Chase Manhattan Corp. ...........................           753,750
   209,979  Colonial Limited Inc.+ ..........................           762,075
    50,000  Commerzbank AG, Sponsored ADR ...................         1,962,500
   150,000  Deutsche Bank AG, Sponsored ADR .................        10,387,500
    25,000  First Union Corp. ...............................           889,063
    25,000  Hibernia Corp. ..................................           290,625
   108,000  H&R Block Inc. ..................................         4,691,250
    63,000  Lehman Brothers Holdings Inc. ...................         3,673,687
    64,500  Leucadia National Corporation ...................         1,354,500
    60,000  Mellon Bank Corporation .........................         2,025,000
    57,000  Merrill Lynch & Co. .............................         3,829,687
   110,000  Midland Co. .....................................         2,310,000
    20,000  Morgan (J.P.) & Co. Inc. ........................         2,285,000
    10,000  Morgan Stanley Dean Witter & Co. ................           891,875
    47,000  Nikko Securities Co. Ltd. .......................           396,012
     4,000  Nissin Co. Ltd. ................................            267,004
    10,000  Providian Financial Corp. .......................           791,875

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1999 (Unaudited)

                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----
            COMMON STOCKS (Continued)

            Financial Services (Continued)
     5,000  Republic New York Corp. .........................    $      307,187
    60,000  Riggs National Corp. ............................         1,012,500
    14,000  Safra Republic Holdings SA ......................           812,000
    40,000  Schroders, plc ..................................           833,686
       450  Shohkoh Fund & Co. Ltd. .........................           334,925
    40,000  State Street Corp. ..............................         2,585,000
    20,000  SunTrust Banks Inc. .............................         1,315,000
    55,000  T. Rowe Price Associates Inc. ...................         1,509,062
    10,000  Union Planters Corp. ............................           407,500
    50,000  Unitrin Inc. ....................................         1,737,500
    29,900  Waddell & Reed Financial Inc., Cl. A ............           663,406
                                                                 --------------
                                                                     95,239,233
                                                                 --------------

            Cable -- 5.1%
   569,000  Cablevision Systems Corp., Cl. A+ ...............        41,394,750
    40,000  Comcast Corp., Cl. A ............................         1,442,500
    98,400  Comcast Corp., Cl. A Special ....................         3,923,700
   240,000  MediaOne Group Inc.+ ............................        16,395,000
    10,000  NTL Inc.+ .......................................           960,938
    40,000  Shaw Communications Inc.+ .......................         1,102,500
    10,000  Shaw Communications Inc., Cl. B, Conv ...........           274,849
   200,000  TeleWest Communications plc+ ....................           737,542
     4,000  UnitedGlobalCom Inc.+ ...........................           286,500
                                                                 --------------
                                                                     66,518,279
                                                                 --------------

            Publishing -- 4.8%
    70,000  Arnoldo Mondadori Editore SpA+ ..................         1,221,759
     3,000  Central Newspapers Inc., Cl. A ..................           133,499
    38,000  Dow Jones & Co. Inc. ............................         2,028,250
    55,000  Harcourt General Inc. ...........................         2,289,375
   323,000  Independent Newspapers Ltd., ORD ................         1,701,576
    98,000  McGraw-Hill Companies Inc. ......................         4,740,750
   400,000  Media General Inc., Cl. A .......................        20,500,000
   130,000  Meredith Corp. ..................................         4,720,625
   165,000  New York Times Co., Cl. A .......................         6,187,500
   170,000  News Corp. Ltd. .................................         1,193,123
     5,000  News Corp. Ltd., ADR ............................           142,187
    70,000  Pearson plc ORD .................................         1,501,589
   400,000  Penton Media Inc. ...............................         6,500,000
    25,000  Pulitzer Inc. ...................................         1,135,937
   160,000  Reader's Digest Association Inc., Cl. B .........         4,220,000
    70,000  Schibsted A/A ...................................           691,369
 1,500,000  Seat Pagine Gialle SpA+ .........................         2,190,226
   200,000  South China Morning Post Holdings ORD ...........           133,884
    70,000  Thomas Nelson Inc. ..............................           682,500
    34,000  Tribune Co. .....................................         1,691,500
                                                                 --------------
                                                                     63,605,649
                                                                 --------------

            Food and Beverage -- 4.6%
    30,108  Advantica Restaurant Group, Inc.+ ...............            91,265
    32,000  Bestfoods Inc. ..................................         1,552,000
    18,000  Brau und Brunnen+ ...............................         1,187,703
    58,500  Celestial Seasonings Inc.+ ......................         1,126,125
    53,250  Corn Products International, Inc.+ ..............         1,620,797
    40,000  Diageo plc, Sponsored ADR .......................         1,657,500
   450,000  Foster's Brewing Group Ltd. .....................         1,268,946
    70,000  General Mills Inc. ..............................         5,678,750
     2,500  Groupe Danone SA ................................           607,953
     4,000  Keebler Foods Co.+ ..............................           119,500
   130,000  Kellogg Co. .....................................         4,866,875
    12,100  LVHM Moet Hennessy Louis Vuitton,
              Sponsored ADR .................................           726,000
       800  Nestle SA .......................................         1,501,697
    50,000  Pepsi Bottling Group Inc. .......................           853,125
   379,000  PepsiCo Inc. ....................................        11,464,750
   110,000  Quaker Oats Co. .................................         6,806,250
    60,000  Ralcorp Holdings Inc.+ ..........................         1,061,250
   120,000  Seagram Co. Ltd. ................................         5,460,000
    93,101  Tootsie Roll Industries Inc. ....................         3,060,695
   356,000  Whitman Corp. ...................................         5,073,000
    70,000  Wrigley (Wm.) Jr. Co. ...........................         4,816,875
                                                                 --------------
                                                                     60,601,056
                                                                 --------------

            Consumer Products -- 4.3%
   530,000  Carter-Wallace Inc. .............................         9,473,750
    10,750  Christian Dior SA ...............................         1,750,425
    58,000  Church & Dwight Co. Inc. ........................         1,450,000
     1,400  Compagnie Financiere Richemont AG, Cl. A. .......         2,831,126
    10,000  Department 56 Inc.+ .............................           239,375
     9,000  Eastman Kodak Co. ...............................           678,938
   110,000  Fortune Brands Inc. (e) .........................         3,547,500
   252,300  Gallaher Group plc ..............................         6,859,406
   180,000  General Cigar Holdings Inc. .....................         1,215,000
   105,000  General Cigar Holdings Inc. Cl. B+ (a) ..........           708,750
    50,000  Harley Davidson Inc. ............................         2,503,125
   100,000  Imasco Ltd. .....................................         2,612,423
    35,000  KAO Corp. .......................................           986,285

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1999 (Unaudited)

                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----
            COMMON STOCKS (Continued)

            Consumer Products (Continued)
     1,500  Matsushita Electric Industrial Co. Ltd., ADR ....    $      313,500
    40,000  Mattel Inc. .....................................           760,000
    35,000  National Presto Industries Inc. .................         1,351,875
    10,500  Nintendo Co. Ltd. ...............................         1,669,148
    14,000  Philip Morris Companies Inc. ....................           478,625
   422,000  Ralston Purina Co. ..............................        11,736,875
    20,000  Sony Corp., ADR .................................         3,001,250
     1,500  Swatch Group AG, Bearer .........................         1,166,212
    10,425  Syratech Corp.+ .................................           114,675
    70,714  Unilever plc ....................................           665,905
                                                                 --------------
                                                                     56,114,168
                                                                 --------------

            Energy and Utilities -- 3.6%
    70,000  AGL Resources Inc. ..............................         1,137,500
    34,000  Apache Corp. ....................................         1,468,375
    70,000  Atlantic Richfield Co. ..........................         6,203,750
    60,000  BP Amoco plc, ORD ...............................         1,095,447
    69,000  BP Amoco plc, Sponsored ADR .....................         7,646,063
   110,000  Burlington Resources Inc. .......................         4,042,500
    50,000  Cilcorp Inc. ....................................         3,240,625
    40,000  Conoco Inc. Cl. A ...............................         1,110,000
    85,000  Devon Energy Corp. ..............................         3,522,188
    48,000  Eastern Enterprises..............................         2,229,000
   350,000  El Paso Electric Co.+ ...........................         3,150,000
     2,000  ELF Aquitaine SA ................................           349,074
    20,000  Energy East Corporation .........................           475,000
   112,000  ENI SpA .........................................           702,064
   100,000  Florida Progress Corp. ..........................         4,625,000
    55,000  Halliburton Co. .................................         2,255,000
    40,000  K N Energy Inc.+ ................................           897,500
    25,000  New England Electric System .....................         1,296,875
   100,000  Pennzoil-Quaker State Inc.+ .....................         1,262,500
     6,000  Public Service Co. of North Carolina Inc. .......           186,000
    15,000  St. Joseph Light & Power Co. ....................           309,375
     3,000  TNP Enterprises Inc.+ ...........................           116,813
                                                                 --------------
                                                                     47,320,649
                                                                 --------------

            Diversified Industrial -- 3.3%
    10,000  Cooper Industries Inc. ..........................           467,500
   145,000  Crane Co. .......................................         3,253,438
   102,000  GATX Corp. ......................................         3,168,375
   105,000  GenTek Inc.+ ....................................         1,194,375
    10,000  ITT Industries Inc.+ ............................           318,125
   416,300  Lamson & Sessions Co.+ ..........................         2,159,556
   105,000  National Service Industries Inc. ................         3,307,500
    58,715  Park-Ohio Holding Corp.+ ........................           733,938
    10,000  Reynolds Metals Co. .............................           603,750
   530,000  Tenneco Inc. ....................................         9,010,000
     5,500  Thermo Power Corp.+ .............................            64,969
    75,000  Thomas Industries Inc. ..........................         1,401,563
    27,000  TI Group plc ....................................           197,358
    50,000  Trinity Industries Inc. .........................         1,543,750
   155,000  Tyco International Ltd. .........................        16,003,750
   100,000  Weir Group plc ..................................           460,141
                                                                 --------------
                                                                     43,888,088
                                                                 --------------

            Automotive: Parts and Accessories -- 3.3%
    52,000  Arvin Industries Inc. ...........................         1,608,750
    16,302  Borg Warner Automotive Inc. .....................           700,986
   290,000  Dana Corp. ......................................        10,766,250
    80,001  Delphi Automotive Systems Corp.+ (d) ............         1,285,013
     3,000  Federal-Mogul Corp. .............................            82,688
   210,000  GenCorp Inc. ....................................         3,845,625
   100,000  Genuine Parts Co. ...............................         2,656,250
   118,000  Johnson Controls Inc. ...........................         7,824,875
   330,000  Modine Manufacturing Co. ........................         7,693,125
     6,500  SPX Corp. .......................................           589,875
   163,000  Standard Motor Products Inc. ....................         3,168,313
    70,000  Superior Industries International, Inc. .........         1,960,000
   110,000  TransPro Inc. ...................................           543,125
    60,000  Wynn's International Inc. .......................           956,250
                                                                 --------------
                                                                     43,681,125
                                                                 --------------

            Hotels and Gaming -- 1.9%
   110,000  Aztar Corp.+ ....................................         1,127,500
    90,000  Boca Resorts Inc.+ ..............................           945,000
   180,000  Gaylord Entertainment Co., Cl. A ................         5,310,000
     5,000  GTECH Holdings Corp.+ ...........................           107,188
   650,000  Hilton Hotels Corp. .............................         6,418,750
 1,016,949  Ladbroke Group plc ..............................         3,545,123
   100,000  Mirage Resorts Inc.+ ............................         1,406,250
   460,000  Park Place Entertainment Corp.+ .................         5,750,000
                                                                 --------------
                                                                     24,609,811
                                                                 --------------

            Specialty Chemical -- 1.8%
     5,400  Ciba Specialty Chemicals, ADR 144A (c)+ .........           205,200
    50,000  Dexter Corp. ....................................         1,865,625

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1999 (Unaudited)

                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----
            COMMON STOCKS (Continued)

            Specialty Chemical (Continued)
    15,000  duPont de Nemours (E.I.) & Co. ..................    $      913,125
   300,000  Ferro Corp. .....................................         6,393,750
   105,000  General Chemical Group Inc. .....................           360,938
    50,000  Lyondell Chemical Co. ...........................           668,750
   210,000  Nalco Chemical Co. ..............................        10,605,000
    40,000  Rohm and Haas Co. ...............................         1,445,000
   105,000  Sybron Chemicals Inc. ...........................         1,601,250
                                                                 --------------
                                                                     24,058,638
                                                                 --------------

            Health Care -- 1.7%
    47,000  American Home Products Corp. ....................         1,950,500
    30,000  Amgen Inc.+ .....................................         2,445,000
    35,146  Astra Zeneca plc ................................         1,464,953
    26,000  Biogen Inc.+ ....................................         2,049,125
     4,000  Glaxo Wellcome plc ADR ..........................           208,000
    50,000  Glaxo Wellcome plc ORD ..........................         1,303,869
    10,000  Japan Lifeline Co. Ltd. .........................           224,688
    33,661  Life Technologies, Inc. .........................         1,380,101
    15,000  McKesson HBOC Inc. ..............................           435,000
     1,150  Novartis AG, ADR+ ...............................         1,703,987
    54,000  Novartis AG, Registered..........................         4,050,000
    45,000  Pfizer Inc. .....................................         1,617,188
       140  Roche Holding AG ................................         1,618,252
    20,000  Sanofi-Synthelabo SA ............................           851,400
    55,000  SmithKline Beecham plc ..........................           632,467
    20,000  SRL Inc. ........................................           355,755
    10,000  Zeneca Group plc+ ...............................           419,333
                                                                 --------------
                                                                     22,709,618
                                                                 --------------

            Retail -- 1.5%
   340,000  AutoNation Inc.+ ................................         4,271,250
    20,000  Centros Comerciales Continente SA ...............           485,511
    20,500  Coldwater Creek Inc.+ ...........................           410,000
    50,000  Delhaize America Inc. ...........................         1,059,375
    80,000  Earl Scheib Inc.+ ...............................           220,000
    35,000  Gerald Stevens Inc.+ ............................           490,000
    17,000  Hannaford Bros. Co. .............................         1,197,438
    12,000  Ito Yokado Co. Ltd. .............................           988,625
    50,000  Kmart Corp.+ ....................................           584,375
   100,000  Lillian Vernon Corp. ............................         1,250,000
   350,000  Neiman Marcus Group Inc.+ .......................         8,181,250
                                                                 --------------
                                                                     19,137,824
                                                                 --------------

            Automotive -- 1.0%
    12,000  Ford Motor Co. ..................................           602,250
   195,000  General Motors Corp. (d) ........................        12,272,812
                                                                 --------------
                                                                     12,875,062
                                                                 --------------

            Paper and Forest Products -- 1.0%
    25,000  Fort James Corp. ................................           667,188
   252,000  Greif Bros. Corp., Cl. A ........................         7,119,000
     3,400  Greif Bros. Corp., Cl. B ........................           101,575
   253,000  St. Joe Co. .....................................         5,455,312
                                                                 --------------
                                                                     13,343,075
                                                                 --------------

            Business Services -- 0.9%
    25,000  Asatsu-DK Inc. ..................................           814,492
   102,984  Cendant Corp. ...................................         1,827,966
     7,000  CheckFree Holdings Corp.+ .......................           287,875
     5,000  Convergys Corp.+ ................................            99,062
    12,000  Jafco Co. Ltd. ..................................         1,005,477
   100,000  Landauer Inc. ...................................         2,512,500
    58,500  Nashua Corp.+ ...................................           519,187
    40,000  Nielsen Media Research Inc. .....................         1,487,500
    10,833  Reuters Holdings plc, Cl. B, Sponsored ADR ......           746,123
    30,000  Seagate Technology Inc.+ ........................           924,375
     6,000  Secom Co. Ltd. ..................................           533,633
     6,000  Secom Co. Ltd., New Shares+ .....................           544,867
    15,150  Vivendi .........................................         1,063,337
                                                                 --------------
                                                                     12,366,394
                                                                 --------------

            Communications Equipment -- 0.8%
    30,000  3Com Corp.+ .....................................           862,500
   300,000  Allen Telecom Inc.+ .............................         2,925,000
    60,000  Dynatech Corporation+ ...........................           300,000
    65,000  Lucent Technologies Inc. ........................         4,216,875
     5,000  Mannesmann AG ...................................           801,806
    22,000  Scientific-Atlanta Inc. .........................         1,090,375
                                                                 --------------
                                                                     10,196,556
                                                                 --------------

            Agriculture -- 0.7%
   725,000  Archer-Daniels-Midland Co. ......................         8,835,937
                                                                 --------------

            Consumer Services -- 0.6%
    40,000  Loewen Group Inc. ...............................            22,500
    30,000  Midas, Inc. .....................................           618,757

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1999 (Unaudited)

                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----
            COMMON STOCKS (Continued)

            Consumer Services (Continued)
   510,000  Rollins Inc. ....................................    $    7,873,125
                                                                 --------------
                                                                      8,514,382
                                                                 --------------

            Real Estate -- 0.5%
   430,000  Catellus Development Corp.+ .....................         5,052,500
    44,000  Florida East Coast Industries Inc. ..............         1,377,750
    55,000  Griffin Land & Nurseries Inc.+ ..................           594,687
                                                                 --------------
                                                                      7,024,937
                                                                 --------------

            Electronics -- 0.5%
    30,000  Fujitsu Ltd. ....................................           932,453
    20,000  General Motors Corp., Cl. h .....................         1,145,000
     3,000  Hitachi Ltd., ADR ...............................           327,375
    11,040  Koninklijke Philips Electronics N.V. ............         1,115,040
     1,500  NEC Corp., ADR ..................................           150,750
     7,000  Sony Corp. ......................................         1,042,644
   100,000  Ucar International Inc.+ ........................         2,281,250
                                                                 --------------
                                                                      6,994,512
                                                                 --------------

            Transportation -- 0.5%
    79,000  AMR Corp.+ ......................................         4,305,500
    15,000  Kansas City Southern Industries, Inc. ...........           696,562
    31,273  MIF Ltd.+ .......................................           605,636
    50,000  Ryder System Inc. ...............................         1,018,750
                                                                 --------------
                                                                      6,626,448
                                                                 --------------

            Aviation: Parts and Services -- 0.4%
   100,000  Curtiss-Wright Corp. ............................         3,225,000
   125,000  Fairchild Corp., Cl. A ..........................         1,281,250
   145,000  Hi-Shear Industries Inc.+ .......................           373,828
    20,000  Precision Castparts Corp. .......................           610,000
                                                                 --------------
                                                                      5,490,078
                                                                 --------------

            Financial Services: Insurance -- 0.4%
    42,000  Allstate Corp. ..................................         1,047,375
     8,000  American General Corp. ..........................           505,500
    50,000  Prudential Corp. plc ............................           767,999
    84,000  Skandia Forsakrings AB ..........................         1,753,204
    42,000  Travelers Property Casualty Corp., Cl. A ........         1,239,000
    15,000  UnumProvident Corp. .............................           441,563
                                                                 --------------
                                                                      5,754,641
                                                                 --------------

            Housing Related -- 0.4%
   150,000  Nortek Inc.+ ....................................         5,118,750
     5,000  Nortek Inc., Special Common+ (a) ................           170,625
                                                                 --------------
                                                                      5,289,375
                                                                 --------------

            Aerospace / Defense -- 0.3%
    10,000  Lockheed Martin Corp. ...........................           326,875
    60,000  Northrop Grumman Corp. ..........................         3,813,750
                                                                 --------------
                                                                      4,140,625
                                                                 --------------

            Closed-End Funds -- 0.3%
    59,000  Central European Equity Fund Inc. ...............           726,438
    70,000  Dresdner RCM Europe Fund ........................           867,300
    25,000  France Growth Fund Inc. .........................           353,125
    40,250  Italy Fund Inc. .................................           586,141
    68,000  New Germany Fund ................................           803,250
    45,942  Royce Value Trust Inc. ..........................           568,532
                                                                 --------------
                                                                      3,904,786
                                                                 --------------

            Metals and Mining -- 0.3%
     3,500  Anglogold Ltd. ..................................           220,408
    10,000  Anglogold Ltd., Sponsored ADR ...................           314,375
   110,909  Antofagasta Holdings plc ........................           723,054
    72,500  Harmony Gold Mining Co. Ltd. ....................           436,631
    12,500  Harmony Gold Mining Co. Ltd., ADR ...............            75,000
    38,000  Newmont Mining Corp. ............................           983,250
     8,000  Nucor Corp. .....................................           381,000
    20,000  Placer Dome Inc. ................................           297,500
                                                                 --------------
                                                                      3,431,218
                                                                 --------------

            Computer Software and Services -- 0.3%
     5,000  CDNow Inc.+ .....................................            62,188
     2,000  Cresco Ltd. .....................................           151,664
     6,000  Obic Co. Ltd. ...................................         2,794,551
     8,000  Square Co. Ltd. .................................           587,183
     6,000  Sumisho Computer Systems Corp. ..................           342,649
    95,000  Tyler Technologies Inc. .........................           421,563
                                                                 --------------
                                                                      4,359,798
                                                                 --------------

            Building and Construction -- 0.2%
   105,000  CRH plc ORD .....................................         2,009,197
    15,000  Martin Marietta Materials Inc. ..................           599,063
    17,000  Vulcan Materials Co. ............................           622,625
                                                                 --------------
                                                                      3,230,885
                                                                 --------------

            Environmental Services -- 0.1%
    80,000  Waste Management Inc. ...........................         1,540,000
                                                                 --------------

            Technology -- 0.1%
    55,000  Compaq Computer Corp. ...........................         1,261,563
                                                                 --------------

            Conglomerates -- 0.1%
    19,307  Invik & Co. AB, Cl. B ...........................         1,237,175
                                                                 --------------

TOTAL COMMON STOCKS..........................................     1,281,816,184
                                                                 --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1999 (Unaudited)


                                                                         Market
 Shares                                                                   Value
 ------                                                                   -----
            PREFERRED STOCKS -- 0.5%

            Telecommunications -- 0.3%
    10,000  Citizens Utilities Co., 5.000%
              Conv. Pfd. (EPPICS) ...........................    $      497,500
    40,000  Sprint Corp., 8.250%, Conv. Pfd. ................         3,135,000
 2,223,575  Telecomunicacoes de Sao Paulo (Telesp),
              Pfd., Registered ..............................           197,053
                                                                 --------------
                                                                      3,829,553
                                                                 --------------
            Publishing -- 0.1%
    43,500  News Corp. Ltd., Sponsored ADR, Pfd .............         1,160,906
                                                                 --------------
            Cable -- 0.1%
     8,000  Tele-Communications Inc., Cl. B,  6.000%,
              Ex. Jr. Pfd ...................................           800,000
                                                                 --------------
            Wireless Communications -- 0.0%
 2,223,575  Telecomunicacoes de Sao Paulo Celular,
              Pfd., B .......................................           115,811
                                                                 --------------

TOTAL PREFERRED STOCKS ......................................         5,906,270
                                                                 --------------
COMMON STOCK WARRANTS AND RIGHTS -- 0.0%

            Food and Beverage -- 0.0%
    62,463  Advantica Restaurant Group, Inc.,
              Warrants, expires 01/07/05+ ...................            19,520
                                                                 --------------
TOTAL WARRANTS AND RIGHTS ...................................            19,520
                                                                 --------------

CORPORATE BONDS -- 0.1%

Principal
 Amount
 ------

            Automotive: Parts and Accessories -- 0.1%
$1,250,000  Standard Motor Products Inc.,
              6.75% due 07/15/09 ............................         1,100,781
                                                                 --------------

            Publishing -- 0.0%
   200,000  News American Holdings Inc., Gtd. Ex.
              Sub. Note, Zero Coupon
              due 03/31/02 ..................................           251,000
                                                                 --------------

TOTAL CORPORATE BONDS .......................................         1,351,781
                                                                 --------------

U.S. TREASURY BILLS -- 2.6%
33,827,000  U.S. Treasury Bills
              4.42% to 4.50%++
              due 11/4/1999 to 11/8/1999 (d) ................        33,644,077
                                                                 --------------
TOTAL INVESTMENTS (b) -- 100.4% .............................     1,322,737,832
                                                                 ==============
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK -- (10.4%) ................................     (132,123,351)
                                                                 --------------

                                                                         Market
 Shares                                                                   Value
 ------                                                                  ------
NET ASSETS - COMMON STOCK
  (107,096,103 common shares
  outstanding) -- 89.8% .....................................    $1,190,614,481
                                                                 ==============
NET ASSETS - PREFERRED STOCK
  (5,394,000 preferred shares outstanding)-- 10.2% ..........       134,850,000
                                                                 --------------

TOTAL NET ASSETS -- 100.0% ..................................    $1,325,464,481
                                                                 ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,190,078,809 / 107,096,103 shares outstanding)                      $11.11
                                                                 ==============
FUTURES CONTRACTS -- SHORT POSITION

    Number of                                                      Unrealized
    Contracts                                                     Appreciation
    ---------                                                     ------------
      (380)       S&P 500 Index Futures,
                    December 1999 ...........................    $    3,307,300
                                                                 ==============
SCHEDULE OF FORWARD FOREIGN
  EXCHANGE CONTRACTS

                                                  Settlement     Unrealized
                                                     Date       Depreciation
                                                     ----       ------------
              Forward Foreign Exchange
              Contracts to Deliver

14,657,129(f) Hong Kong Dollars in exchange
               for USD1,860,749 ...............    08/24/00      $       (9,898)
                                                                 ==============

----------
      (a) Security fair valued under procedures established by the Board of Directors.

      (b)   For Federal tax purposes:

            Aggregate cost                                        $ 789,682,898
                                                                 ==============
            Gross unrealized appreciation                        $  576,107,583
            Gross unrealized depreciation                           (43,052,649)
                                                                 --------------
            Net unrealized appreciation                          $  533,054,934
                                                                 ==============

      (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 1999 was $205,200 representing 0.01% of total net assets.

      (d)   Security was pledged as collateral for futures contracts.

      (e) At September 30, 1999, 100,000 shares were pledged as collateral for futures contracts.

      (f)   Principal amount denoted in Hong Kong Dollars.

      +     Non-income producing security.

      ++    Represents annualized yield at date of purchase.

     ADR -- American Depositary Receipt
     USD -- United States Dollar
     ORD -- Ordinary Share
     GDR -- Global Depositary Receipt

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 1st or 15th of the month. Funds not received at least five days before the investment date shall be held for investment on the following investment date. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer,
  Gabelli Funds, Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman,
  The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                      Common                   7.25% Preferred
                                      ------                   ---------------
NYSE-Symbol:                            GAB                        GAB Pr
Shares Outstanding:                107,096,103                   5,400,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust also may, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                                                            Third-Quarter Report
                                                            September 30, 1999

                                                                     GBFCM 09/99